                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                MARCH 16, 1999
               Date of Report (Date of earliest event reported)



                               ALZA CORPORATION
            (Exact Name of Registrant as Specified in its Charter)
             _____________________________________________________


DELAWARE                          1-6247                         77-0142070
(State or other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                  __________________________________________
                              950 Page Mill Road
                                P.O. BOX 10950
                           PALO ALTO, CA  94303-0802

                   (Address of Principal Executive Offices)
                                  (Zip Code)



      Registrant's telephone number, including area code:  (650) 494-5000


             _____________________________________________________
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ITEM 2.  ACQUISITION OR DISPOSITION ASSETS.

     On October 4, 1998, ALZA Corporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with SEQUUS Pharmaceuticals, Inc., a Delaware corporation ("SEQUUS"), and Argyle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Merger Sub"). Pursuant to the terms of the Merger Agreement, on March 16, 1999 the Merger Sub merged with and into Sequus, the separate existence of the Merger Sub ceased, and Sequus became a wholly-owned subsidiary of the Registrant and all outstanding shares of SEQUUS' common stock were converted into 0.4 shares of the Registrant's common stock. The transaction will be accounted for as a pooling of interests.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statement of Business Acquired.

              The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "Commission").

         (b)  Pro Forma Financial Information.

              The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.

         (c)  Exhibits.

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Agreement and Plan of Merger by and among ALZA Corporation, Argyle Acquisition Corp. and Sequus Pharmaceuticals, Inc., dated as of October 4, 1998, including exhibits thereto. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 filed on February 11, 1999, File No. 333-72147.)

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ALZA CORPORATION


                                   /s/ Peter D. Staple
                              -------------------------------------
                              By:  Peter D. Staple
                                   Senior Vice President and
                                   General Counsel

Date:  March 31, 1999
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                                 EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger by and among ALZA Corporation, Argyle Acquisition Corp. and Sequus Pharmaceuticals, Inc., dated as of October 4, 1998, including exhibits thereto. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 filed on February 11, 1999, File No. 333-72147.)